UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 19, 1999

                                     0-27639
                            (Commission File Number)


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                 WORLD WRESTLING FEDERATION ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                                 04-2693383
   (State of Incorporation)            (IRS Employer Identification Number)

                    1241 East Main Street, Stamford, CT 06902
              (Address of registrant's principal executive office)


                                  203-352-8600
                         (Registrant's telephone number)


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ITEM 5.  Other Events

      The Board of Directors (the "Board") of World Wrestling Federation Entertainment, Inc. (the "Company") has elected three independent directors:
Lowell P. Weicker, Jr., David Kenin and Joseph Perkins. The other members of the Board continue to be Vincent K. McMahon, Linda McMahon and August Liguori. The Company issued a press release with respect to this event, which is filed as an exhibit to this Form 8-K.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

      (c)   Exhibits.

Exhibit Number         Title
-------------------    ------

99.1                   Press Release dated November 22, 1999.





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  WORLD WRESTLING FEDERATION ENTERTAINMENT, INC.


                                 By:  /s/ August J. Liguori
                                      ------------------------------------------
                                      August J. Liguori
                                      Executive Vice President and
                                      Chief Financial Officer

Date:  November 22, 1999




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                                  Exhibit Index

Exhibit Number       Title
--------------       ------

99.1                 Press Release dated November 22, 1999.










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